UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 4, 2005


                       AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                    1-8400               75-1825172
(State of Incorporation) (Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd. Fort Worth, Texas               76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on January 4, 2005 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report
December traffic for American Airlines, Inc.






























                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 5, 2005



























                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release






















                         CONTACT:       Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Tuesday, Jan. 4, 2005



           AMERICAN AIRLINES REPORTS DECEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a December load factor of 74.6 percent, an increase of 0.9 points compared to December of last year.
Traffic during the month grew by 6.1 percent, while capacity increased 4.9 percent year over year.
     International traffic increased 10.3 percent relative to last year on 12.7 percent more capacity. Domestic traffic grew by 4.1 percent compared to last year on a 1.4 percent increase in capacity.
     American boarded 7.8 million passengers in December.

     Detailed traffic and capacity data are on the following pages:














              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                            December
                                   2004        2003     CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                      10,982,188   10,350,950     6.1 %
   D.O.T. DOMESTIC             7,354,586    7,063,100     4.1
   INTERNATIONAL               3,627,602    3,287,850    10.3
   ATLANTIC                    1,392,284    1,338,291     4.0
   LATIN AMERICA               1,846,209    1,638,062    12.7
   PACIFIC                       389,109      311,498    24.9

AVAILABLE SEAT MILES (000)
  SYSTEM                      14,712,917   14,029,709     4.9 %
   D.O.T. DOMESTIC             9,859,758    9,722,528     1.4
   INTERNATIONAL               4,853,159    4,307,181    12.7
   ATLANTIC                    1,715,527    1,587,871     8.0
   LATIN AMERICA               2,657,224    2,327,069    14.2
   PACIFIC                       480,408      392,241    22.5

LOAD FACTOR
  SYSTEM                            74.6 %       73.7 %   0.9 pts
   D.O.T. DOMESTIC                  74.5         72.6     1.9
   INTERNATIONAL                    74.7         76.3    (1.6)
   ATLANTIC                         81.1         84.2    (3.1)
   LATIN AMERICA                    69.4         70.3    (0.9)
   PACIFIC                          80.9         79.4     1.5

PASSENGERS BOARDED             7,797,329    7,435,113     4.9 %

SYSTEM CARGO TON MILES (000)     191,633      172,756    10.9 %



              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                          YEAR-TO-DATE
                            December
                                   2004         2003     CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     130,029,369   120,011,650     8.3 %
   D.O.T. DOMESTIC            88,434,071    84,706,037     4.4
   INTERNATIONAL              41,595,298    35,305,613    17.8
   ATLANTIC                   18,177,691    15,803,027    15.0
   LATIN AMERICA              19,092,816    16,359,228    16.7
   PACIFIC                     4,324,791     3,143,359    37.6

AVAILABLE SEAT MILES (000)
  SYSTEM                     173,835,988   164,791,451     5.5 %
   D.O.T. DOMESTIC           117,741,364   116,417,916     1.1
   INTERNATIONAL              56,094,624    48,373,535    16.0
   ATLANTIC                   22,350,894    20,241,809    10.4
   LATIN AMERICA              28,366,430    23,921,949    18.6
   PACIFIC                     5,377,300     4,209,777    27.7

LOAD FACTOR
  SYSTEM                            74.8 %        72.8 %   2.0 pts
   D.O.T. DOMESTIC                  75.1          72.7     2.4
   INTERNATIONAL                    74.1          72.9     1.2
   ATLANTIC                         81.3          78.0     3.3
   LATIN AMERICA                    67.3          68.3    (1.0)
   PACIFIC                          80.4          74.6     5.8

PASSENGERS BOARDED            91,566,185    88,798,446     3.1 %

SYSTEM CARGO TON MILES (000)   2,202,822     2,000,285    10.1 %


                               ###

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